Certification Pursuant To
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                  Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Americana Distribution, Inc. (the "Company") on Form 10-QSB for the nine months ending September 30, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Donna Silverman, President, Chief Executive Officer, Chief Accounting Officer and Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) Such Quarterly Report on Form 10-QSB for the period ending September 30, 2006, fully complies with the requirements of
                Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

        (2) The information contained such Quarterly Report on Form 10-QSB for the period ending September 30, 2006 fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.


                                        /s/ Donna Silverman
                                        ----------------------------
                                        Donna Silverman
                                        Chief Executive Officer
                                        Chief Financial Officer
                                        Chief Accounting Officer

November 20, 2006